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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2005
                                                   ---------------


                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                       1-14896                 11-3027591
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 829-5700

                                       N/A
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         (Former name or former address, if changed since last report.)


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events
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     On August 11, 2005, the Registrant issued a press release announcing the commencement of patent litigation against D-Link Corporation and D-Link Systems, Incorporated for infringement of the Registrant's patent (U.S. Patent No. 5,281,930) entitled "Apparatus and Method for Remotely Powering Access Equipment Over a 10/100 Switched Ethernet Network".

     The text of the press release issued by the Registrant is included as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
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(c) Exhibits

Exhibit No.      Description

  99.1           Press Release of the Registrant dated August 11, 2005























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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NETWORK-1 SECURITY SOLUTIONS, INC.



Dated: August 11, 2005             By: /s/ Corey M. Horowitz
                                       ----------------------------
                                       Name:  Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer






















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Exhibit No.      Description

   99.1          Press Release of the Registrant dated August 11, 2005.